SECOND LEASE MODIFICATION AND
                          -----------------------------
                               EXTENSION AGREEMENT
                               -------------------

                  SECOND LEASE MODIFICATION AND EXTENSION AGREEMENT ("this Second Amendment") made as of this 29th day of June, 2000, between ONE STATION PLACE, LIMITED PARTNERSHIP, a Connecticut limited partnership with an office c/o W&M Properties of Connecticut, Inc., One Station Place, Stamford, Connecticut 06902 (hereinafter called "Landlord"), and SMARTSERV ONLINE, INC. (formerly known as SmartPhone Communications, Inc.), a Delaware corporation with an office at One Station Place, Stamford, Connecticut 06902 ("Tenant")

                               W I T N E S S T H:
                               - - - - - - - - -

                  Landlord and Tenant are the landlord and tenant, respectively, under a certain Lease dated as of March 4, 1994 as amended by that certain Lease Modification and Extension Agreement dated as of February 6, 1996 (the "First Amendment") (together, the "Lease"), which Lease covers 6,306 rentable square feet of space (the "Existing Space") on the fifth (5th) floor in the building known as Metro Center, One Station Place, Stamford, Connecticut, (the "Building"),

                  The Lease term is currently scheduled to expire on October 31, 2002.

                  The parties hereto wish to extend the term of the Lease and amend the Lease so as to add to the Existing Space two units aggregating 4,127 rentable square feet of space located on the first (1st) floor of the Building, as more particularly shown on the floor plan attached as Schedule I hereto and made a part hereof. One such unit comprises 2,200 rentable square feet and is shown as outlined in red on Schedule I (the "First Additional Space") and the second such unit consists of 1,927 rentable square feet and is shown as outlined in blue on Schedule I (the "Second Additional Space").

                  In connection with the leasing of such units, the parties have agreed to make various modifications to the Lease, as hereinafter set forth:

                  NOW, THEREFORE, in consideration of the mutual premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Lease be, and that the same hereby is modified and amended as follows:

                  1. In modification of the "WITNESSETH" section of the Lease, the term of the Lease is hereby extended through October 31, 2010 or until such term shall sooner cease and terminate as elsewhere provided in the Lease as modified by this Second Amendment.

                  2. In modification of Exhibit A-2 and Section 1.06 of the Lease of March 4, 1994 and Section 2 of the First Amendment, the following provisions shall apply:

                  (i) Commencing on the earlier of (a) August 1, 2000 and (b) the date that Tenant accepts possession of the First Additional Space (such earlier date being the "First Additional Space Commencement Date"), the demised premises shall be deemed to consist of 8,506 rentable square feet and the First Additional Space shall be deemed part of the demised premises for all purposes under the Lease.

                  (ii) Commencing on the earlier of (a) October 1, 2000 and (b) the date that Tenant accepts possession of the Second Additional Space (such earlier date being the "Second Additional Space Commencement Date"), the demised premises shall be deemed to consist of 10,433 rentable square feet and the Second Additional Space shall be deemed part of the demised premises for all purposes under the Lease.

                  Landlord shall, in accordance with the foregoing, fix each of the First Additional Space Commencement Date and Second Additional Space Commencement Date (each an "Additional Space Commencement Date") and notify Tenant of the dates so fixed. When each such Additional Space Commencement Date has so been determined, the parties hereto shall, within thirty (30) days thereafter, at Landlord's request, execute a written agreement confirming such date as the relevant Additional Space Commencement Date. Any failure of the parties to execute such written agreement shall not affect the validity of either the First Additional Space Commencement Date or Second Additional Space Commencement Date as fixed and determined by Landlord, as aforesaid.

                  3. In modification of Section 1.01 of the Lease, from and after the date of this Second Amendment, the fixed annual rent (excluding electricity) for the demised premises shall be:

                     (i) with respect to the Existing Space:

                         (a) from the date of this Second Amendment through October 31, 2002, at the rates set forth in Section 3 of the First Amendment;

                         (b) from November 1, 2002 through October 31, 2003, the
                  sum of $245,934.00 per annum;

                         (c) from November 1, 2003 through October 31, 2004, the
                  sum of $252,240.00 per annum;

                         (d) from November 1, 2004 through October 31, 2005, the
                  sum of $258,546.00 per annum;

                         (e) from November 1, 2005 through October 31, 2006, the
                  sum of $264,852.00 per annum;

                         (f) from November 1, 2006 through October 31, 2007, the
                  sum of $271,158.00 per annum;

                         (g) from November 1, 2007 through October 31, 2008, the
                  sum of $277,464.00 per annum;

                         (h) from November 1, 2008 through October 31, 2009, the
                  sum of $283,770.00 per annum; and

                         (i) from November 1, 2009 through October 31, 2010, the
                  sum of $290,076.00 per annum.

                     (ii) with respect to the First Additional Space:

                         (a) from the First Additional Space  Commencement  Date
                  through July 31, 2001, the sum of $83,600.00 per annum, the first monthly installment of which is being paid upon the execution hereof;

                         (b) from August 1, 2001 through July 31, 2002,  the sum
                  of $85,800.00 per annum;

                         (c) from August 1, 2002 through July 31, 2003,  the sum
                  of $88,000.00 per annum;

                         (d) from August 1, 2003 through July 31, 2004,  the sum
                  of $90,200.00 per annum;

                         (e) from August 1, 2004 through July 31, 2005,  the sum
                  of $92,400.00 per annum;

                         (f) from August 1, 2005 through July 31, 2006,  the sum
                  of $94,600.00 per annum;

                         (g) from August 1, 2006 through July 31, 2007,  the sum
                  of $96,800.00 per annum;

                         (h) from August 1, 2007 through July 31, 2008,  the sum
                  of $99,000.00 per annum;

                         (i) from August 1, 2008 through July 31, 2009,  the sum
                  of $101,200.00 per annum;

                         (j) from August 1, 2009 through July 31, 2010,  the sum
                  of $103,400.00 per annum; and

                         (k) from August 1, 2010 through  October 31, 2010,  the
                  sum of $26,400.00 for all three months.

                     (iii) with respect to the Second Additional Space:

                         (a) from the Second Additional Space  Commencement Date
                  through September 30, 2001, the sum of $73,226.00 per annum, the first monthly installment of which is being paid upon the execution hereof;

                         (b) from  October 1, 2001 through  September  30, 2002,
                  the sum of $75,153.00 per annum;

                         (c) from  October 1, 2002 through  September  30, 2003,
                  the sum of $77,080.00 per annum;

                         (d) from  October 1, 2003 through  September  30, 2004,
                  the sum of $79,007.00 per annum;

                         (e) from  October 1, 2004 through  September  30, 2005,
                  the sum of $80,934.00 per annum;

                         (f) from  October 1, 2005 through  September  30, 2006,
                  the sum of $82,861.00 per annum;

                         (g) from  October 1, 2006 through  September  30, 2007,
                  the sum of $84,788.00 per annum;

                         (h) from  October 1, 2007 through  September  30, 2008,
                  the sum of $86,715.00 per annum;

                         (i) from  October 1, 2008 through  September  30, 2009,
                  the sum of $88,642.00 per annum;

                         (j) from  October 1, 2009 through  September  30, 2010,
                  the sum of $90,569.00 per annum; and

                         (k) from October 1, 2010 through  October 31, 2010, the
                  sum of $7,708.00.

                  4. Notwithstanding anything herein set forth to the contrary, if Landlord shall fail to tender possession of the First Additional Space or the Second Additional Space by the relevant Additional Space Commencement Date, then Tenant shall receive a credit of one (1) day's fixed annual rent for each day that such tendering of possession is so delayed.

                  5. Section 4 of the First Amendment shall be of no force or effect from and after November 1, 2002.

                  6. In modification of Section 4.03 of the Lease, from and after the Second Additional Space Commencement Date, so long as Tenant is not in default beyond any grace period under the terms, covenants and conditions of the Lease, as hereby amended, Landlord will provide Tenant with access to the parking area for the parking of an aggregate of twenty-six (26) automobiles at no charge. Two (2) of said parking spaces shall be marked reserved for Tenant's exclusive use.

                  7. Article 5 of the Lease shall apply to the entire demised premises throughout the term with the following modifications to apply, as follows:

                     (i) With respect to the First Additional Space and the Second Additional Space:

                         (a) the "Tax Base  Factor"  shall mean the real  estate
                  taxes for the period beginning on July 1, 2000 and ending on June 30, 2001; and

                         (b) the term  "comparative  year" shall mean the fiscal
                  (tax) year commencing July 1, 2001 and ending June 30 2002, and each subsequent period of twelve months, or such other period of twelve months as hereafter may be adopted by the governmental authority as the fiscal (tax) year for real estate tax purposes.

                     (ii) With respect to the First Additional Space The Percentage shall be deemed to be .79%.

                     (iii) With respect to the Second Additional Space The Percentage shall be deemed to be .69%.

                     (iv) With respect to the Existing Space, commencing on November 1, 2002, The Percentage shall remain unchanged and:

                         (a) the "Tax Base  Factor"  shall mean the real  estate
                  taxes for the period beginning on July 1, 2000 and ending on June 30, 2001; and

                         (b) the term  "comparative  year" shall mean the fiscal
                  (tax) year commencing July 1, 2001 and ending June 30 2002, and each subsequent period of twelve months, or such other period of twelve months as hereafter may be adopted by the governmental authority as the fiscal (tax) year for real estate tax purposes.

                  8. Article 6 of the Lease shall apply to the entire demised premises throughout the term with the following modifications to apply, as follows:

                     (i) With respect to the First Additional Space and the Second Additional Space:

                         (a) the "Expense  Base Factor"  shall mean the expenses
                  for the calendar year 2000; and

                         (b) the term "comparative year" shall mean the calendar
                  year 2001 and each subsequent period of twelve months.

                     (ii) With respect to the First Additional Space The Percentage shall be deemed to be .79%.

                     (iii) With respect to the Second Additional Space The Percentage shall be deemed to be .69%.

                     (iv) With respect to the Existing Space, commencing on November 1, 2002, The Percentage shall remain unchanged and:

                         (a) the "Expense  Base Factor"  shall mean the expenses
                  for the calendar year 2000; and

                         (b) the term "comparative year" shall mean the calendar
                  year 2001 and each subsequent period of twelve months.

                  9. Article 7 shall apply to the entire demised premises throughout the term. In modification of Article 7 of the Lease (Electricity), effective as of each of the First and Second Additional Space Commencement Dates, ERIF shall also be charged with respect to the First Additional Space and Second Additional Space at an initial rate of $2.19 per rentable square foot.

                  10. Tenant agrees to accept possession of the First Additional Space in its "as is" condition on the First Additional Space Commencement Date. The Existing Space shall be accepted in its "as is" condition on November 1, 2002. Landlord shall have no obligation to perform any work or contribute any moneys for work or installations in either of such premises. Tenant agrees to accept possession of the Second Additional Space in its "as is" condition on the Second Additional Space Commencement Date. Landlord shall have no obligation to perform any work or contribute any moneys for work or installations in the Second Additional Premises, except as provided in Section 11 of this Second Amendment.

                  11. Article 33 is hereby deleted from the Lease. Provided that
Tenant  shall  not  then be in  default  of any  obligations  on its  part to be performed under the Lease, Landlord shall contribute up to $14,452.50 ("Landlord's Contribution") for such leasehold improvements as Tenant may desire to make to the Second Additional Space, only, and further provided that such leasehold improvements are performed in accordance with terms of Article 8 of the Lease. Landlord's Contribution shall be paid to the general contractor. Tenant agrees to be responsible for and to pay all costs in excess of Landlord's Contribution for all such work and the entire cost of such work not included in Landlord's Contribution shall be payable fifteen (15) business days after demand. Landlord and Tenant agree that the general contractor for all such work shall be W & M Construction Corporation. The cost of such work shall include, without limitation, the costs of labor, materials and general conditions, plus ten percent (10%) of the cost of such work for overhead and seven percent (7%) of the cost of such work (including overhead) for profit.

                  12. Tenant represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to this Second Amendment of the leasing of the First or Second Additional Space other than Cushman & Wakefield of CT., Inc. and W&M Properties of Connecticut, Inc. Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions by anyone with whom Tenant has dealt in connection with this Second Amendment and/or the leasing of the First or Second Additional Space or otherwise in connection with this Second Amendment other than Cushman & Wakefield of CT., Inc. and W&M Properties of Connecticut, Inc. Landlord agrees to pay any commission or fee due to Cushman & Wakefield of CT. Inc. and W&M Properties of Connecticut, Inc. for leasing of the First or Second Additional Space and for the extension of the term of the Lease pursuant to separate agreement.

                  13. Each party hereby represents that, to the best of its knowledge, the other party is in full compliance with the Lease and is not in default of any of its respective obligations under the Lease.

                  14. In further modification of the second paragraph of Article 35 of the Lease as modified by the First Amendment, the security deposit shall be increased as of the date hereof by $131,548.13 to an aggregate of $202,490.63. If said increase is to be accounted for by a letter of credit, then the letter of credit heretofore delivered to Landlord as security under the Lease shall be likewise increased and its expiry date shall be extended until November 30, 2010. An endorsement to said letter of credit effecting such modifications is being delivered simultaneously herewith to Landlord.

                  15. Article 50 and Article 51 are hereby deleted from the Lease.

                  16. Tenant shall have a right that may be exercised once during each of the first five (5) calendar years from and after the first additional space commencement date to notify Landlord, in writing, that Tenant desires to lease additional first or fifth floor space adjacent to and contiguous with any portion of the demised premises (also specifying which portion). If, after receipt of such Tenant's notice, any such space shall during such calendar year become vacant and available for leasing (i.e., not then under offer to a proposed tenant or subject to the renewal or expansion option of another tenant or subject to the right or privilege of any then existing tenant, subtenant or other occupant to renew and extend its occupancy of such space), then provided that Tenant is not then in default of any obligation on its part to be performed under the Lease as amended by this Second Amendment, Landlord shall notify Tenant of the availability of such space for leasing. If Tenant shall notify Landlord within five (5) business days after Landlord's notice that Tenant is interested in leasing such available space, then Landlord and Tenant shall negotiate for not more than ten (10) days the terms of a lease for such available space. The terms of lease for such available space shall not be dependent upon the terms or the form of the Lease as amended by this Second Amendment. If (i) Tenant shall not have timely given any notice heretofore referred to in this Section 16 or (ii) if Landlord and Tenant have not executed a lease for such available space within ten day period, time being of the essence with respect to all time periods, then Landlord shall be free to enter into a lease of such available space with any other person upon such terms as Landlord in its absolute discretion may find acceptable. The provisions of this
Section 16 are personal to the named Tenant herein and may not be assigned to or exercised by any other person. Nothing herein shall be deemed to limit, restrict or prohibit Landlord from granting any tenant an option to renew the term of its lease or a right of first refusal or right of offer or option to match any offer for such space (including, without limitation, any offer made pursuant to this Section 16). Notwithstanding anything heretofore set forth to the contrary, space shall not be deemed to have become available for leasing if Landlord and the then current or proposed new tenant, subtenant or other occupant of any such space are negotiating the terms of a new or renewal lease for such space.

                  17. The demised premises are deemed to be one unit consisting of the Existing Space, the First Additional Space and the Second Additional Space and neither the separate payment schedules for the Existing Space, First Additional Space and Second Additional Space nor the fact that the demised premises shall be located on non-contiguous floors shall give rise to a claim that the demised premises are not one unit for the purposes of the Lease or that a default in paying rent with regard to any such space is not a default under the Lease as to the whole of the demised premises.

                  18. Except as herein modified, all of the terms, covenants and conditions of the lease are and shall remain in full force and are hereby ratified and confirmed.

                  19. All terms used but not defined herein shall have the meanings set forth in the Lease.

                  20.  The   provisions  of  the   WITNESSETH   paragraphs   are
incorporated into the body of this Second Amendment and Landlord and Tenant shall be bound by such provisions.

                  21. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  ONE STATION PLACE, LIMITED PARTNERSHIP,
                                  Landlord

WITNESS:                          By: W&M Properties of Connecticut, Inc., Agent


                                         By: /s/ Jeffrey H. Newman
-------------------------------             -------------------------------
(as to Landlord)                            Name: Jeffrey H. Newman,
                                            Title: Executive Vice President

                                         SMARTSERV ONLINE, INC.,
                                         Tenant

                                         By: /s/ Thomas W. Haller
-------------------------------             -------------------------------
(as to Tenant)                              Name: Thomas W. Haller
                                            Title: Vice President, Chief
                                                    Accounting Officer

STATE OF CONNECTICUT                }
                                    }        ss:
COUNTY OF FAIRFIELD                 }


                  On this ___ day of July, 2000, before me, personally appeared Jeffrey H. Newman, who acknowledged himself to be the Executive Vice President of W&M Properties of Connecticut, Inc., a Connecticut corporation, Agent for ONE STATION PLACE, LIMITED PARTNERSHIP, a Connecticut partnership, and that he being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing as such officer of W&M Properties of Connecticut, Inc., as agent for and on behalf of said Partnership.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  -------------------------------
                                  Notary Public

                                  My Commission Expires:
                                                        --------


STATE OF CONNECTICUT                }
                                    }        ss:
COUNTY OF FAIRFIELD                 }


                  On this ___ day of June, 2000, before me, personally appeared , who acknowledged himself to be of SMARTSERV ONLINE, INC., a Delaware corporation, and that he/she being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing on behalf of said _______________ and that he/she as such ________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation as ____________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                  -------------------------------
                                  Notary Public

                                  My Commission Expires:
                                                        --------